Filed Pursuant to Rule 497(k)
Registration No.: 333-111662

SUNAMERICA SPECIALTY SERIES

AIG Income Explorer Fund

(the “Fund”)

Supplement dated December 3, 2019, to the Fund’s Summary Prospectus and Prospectus,

each dated February 28, 2019, as supplemented and amended to date

As previously disclosed in the supplement dated September 19, 2019, certain changes to the Fund’s principal investment strategies and techniques will take effect on or about December 17, 2019 (the “Effective Date”).

In anticipation of these changes, the Fund’s portfolio management team expects to sell a significant portion of the Fund’s portfolio and temporarily maintain the proceeds in cash and cash equivalents until the Effective Date, at which time, such proceeds will be invested in accordance with the Fund’s revised principal investment strategies and techniques. During such transition period, the Fund will not be fully invested in accordance with its principal investment strategies and techniques.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Summary Prospectus and/or Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUP2_EXPSP_2-19 SUP2_S5118EXP_2-19